41438 3/98
Prospectus Supplement
dated March 12, 1998 to:
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Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund

Prospectus dated September 30, 1997

The fourth paragraph under the section "Distribution plans" is replaced in its entirety with the following:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.20% and 0.40% of the average net asset value of class B and class M shares, respectively, except that the first year's service fees of 0.20% for class B shares are prepaid as described above.